U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 19, 2019
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	001-31400	54-1345888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of Principal executive offices)(ZIP code)

(703) 841-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

____________________________

ITEMS 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION;
and 7.01:	REGULATION FD DISCLOSURE

On June 19, 2019, the Registrant released its financial guidance for fiscal year 2020.

A copy of the Registrant’s press release announcing the financial guidance as well as the schedule for a conference call and webcast on June 20, 2019 is attached as Exhibit 99 to this current report on Form 8-K.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit 99	Press Release dated June 19, 2019 announcing CACI’s financial guidance for fiscal year 2020.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:	/s/ J. William Koegel, Jr.
J. William Koegel, Jr. Executive Vice President, General Counsel and Secretary